                         MUNICIPAL PARTNERS FUND INC.
                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  March 1, 2001



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund Inc. (the "Fund") will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, April 12, 2001, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of directors (Proposal 1);

       2. Any other business that may properly come before the Meeting.

     The close of business on February 20, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary



   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                            REGISTRATION                                         VALID SIGNATURE
--------------------------------------------------------------------   -----------------------------------
   CORPORATE ACCOUNTS
--------------------------------------------------------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
---------------------------------------------------------------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
---------------------------------------------------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                         MUNICIPAL PARTNERS FUND INC.

                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048


                               ----------------
                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, April 12, 2001, at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 1, 2001. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on February 20, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 20, 2001, there were 5,757,094 shares of the Fund's Common Stock outstanding and 800 shares of the Fund's Preferred Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Capital Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     PIMCO Advisors L.P. ("PIMCO Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660 is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                             SUMMARY OF PROPOSALS




PROPOSAL                      CLASS OF SHAREHOLDERS SOLICITED
------------------------- --------------------------------------
1. Election of Directors
   Dr. Riordan Roett       Holders of Preferred Stock
   Stephen J. Treadway     Holders of Preferred and Common Stock
   Leslie H. Gelb          Holders of Preferred and Common Stock
   Jeswald W. Salacuse     Holders of Preferred and Common Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors to hold office until the year 2004 Annual Meeting of Stockholders and two Class I Directors to hold office until the year 2003 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class II Directors expire at the Annual Meeting of Stockholders in the year 2002 or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees for election currently is a member of the Fund's Board of Directors and has previously been elected as a director by the Fund's stockholders with the exception of Mr. Treadway. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as directors:



                                                                                    COMMON STOCK       PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,   BENEFICIALLY OWNED
                                                                                    DIRECTLY OR          DIRECTLY OR
                                                                                   INDIRECTLY, ON       INDIRECTLY, ON
                                                                                 DECEMBER 31, 2000    DECEMBER 31, 2000
                                                                 DIRECTOR      --------------------- -------------------
 NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)            SHARES(A)
--------------------------------------------------------------- --------- ---- --------------------- -------------------
NOMINEE TO SERVE UNTIL 2003 ANNUAL MEETING OF
   STOCKHOLDERS
CLASS I DIRECTORS
Stephen J. Treadway*, Co-Chairman; Chairman and                 2000      53            0            0
 President of PIMCO Funds Distributors LLC ("PFD")
 since May 1996. Formerly employed by Salomon
 Smith Barney Inc.

Leslie H. Gelb, Member of Audit Committee; President, the       2000      62            0            0
  Council of Foreign Relations; formerly, Columnist,
  Deputy Editorial Page Editor and Editor, Op-Ed Page,
  The New York Times.

                                                                                    COMMON STOCK       PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,   BENEFICIALLY OWNED
                                                                                    DIRECTLY OR          DIRECTLY OR
                                                                                   INDIRECTLY, ON       INDIRECTLY, ON
                                                                                 DECEMBER 31, 2000    DECEMBER 31, 2000
                                                                 DIRECTOR      --------------------- -------------------
 NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)            SHARES(A)
--------------------------------------------------------------- --------- ---- --------------------- -------------------
NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF
   STOCKHOLDERS
CLASS III DIRECTORS
Dr. Riordan Roett, Member of Audit Committee;                   1997      60            0            0
  Professor and Director, Latin American Studies
  Program, Paul H. Nitze School of Advanced
  International Studies, The Johns Hopkins University.
Jeswald W. Salacuse, Member of Audit Committee; Henry J.        2000      61           200           0
  Braker Professor of Commercial Law and formerly
  Dean, The Fletcher School of Law & Diplomacy,
  Tuffs University.

     The following table provides information concerning the remaining directors of the Fund:




                                                                                     COMMON STOCK       PREFERRED STOCK
                                                                                 BENEFICIALLY OWNED,   BENEFICIALLY OWNED
                                                                                     DIRECTLY OR          DIRECTLY OR
                                                                                    INDIRECTLY, ON       INDIRECTLY, ON
                                                                                  DECEMBER 31, 2000    DECEMBER 31, 2000
                                                                  DIRECTOR      --------------------- -------------------
 DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS    SINCE    AGE       SHARES(A)            SHARES(A)
---------------------------------------------------------------- --------- ---- --------------------- -------------------
DIRECTORS SERVING UNTIL THE YEAR 2002 ANNUAL MEETING
  OF STOCKHOLDERS
CLASS II DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant;        1993      83          1,000          0
  formerly Chairman of the Board, ASARCO Incorporated.
Heath B. McLendon*, Co-Chairman; Managing Director,              1998      66           325           0
  Salomon Smith Barney Inc. ("SSB"), President and
  Director, SSB Citi Fund Management Inc. and Travelers
  Investment Adviser, Inc.

----------
 * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common and Preferred Stock as of December 31, 2000. Each director has sole voting and investment power with respect to the listed shares.


     In addition to serving as Directors of the Fund, the nominees and each of the directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director for five other investment companies co-advised by PIMCO Advisors and SBAM, eleven other investment companies solely advised by SBAM, forty-three investment companies managed and/or administered by SSB Citi Fund Management Inc. ("SSB Citi"), six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of twelve other investment companies advised by SBAM, two other investment companies advised by Advantage Advisers, Inc. ("Advantage") and four other investment companies advised by CIBC Oppenheimer Advisers, L.L.C. ("CIBC Advisers"). Mr. Treadway also serves as a director for five other investment companies co-advised by PIMCO Advisors and SBAM and three other investment companies advised by PIMCO Advisors and one of its affiliates. Dr. Roett and Mr. Salacuse also serve as directors for five investment companies co-advised by PIMCO Advisors and SBAM and four other investment companies solely advised by SBAM. In addition, Mr. Salacuse also serves as a director of two other registered investment companies advised by Advantage and one other registered investment company advised by CIBC Advisers.

     At December 31, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,266,253 shares, equal to approximately 91% of the outstanding shares of the Fund's Capital Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Messrs. McLendon and Treadway, the present executive officers of the Fund are:




                                                                          OFFICER
           NAME                            OFFICE                   AGE    SINCE
------------------------- ---------------------------------------- ----- --------
  Robert E. Amodeo        Executive Vice President                 36    1999
  Newton B. Schott, Jr.   Executive Vice President                 58    1997
  Lewis E. Daidone        Executive Vice President and Treasurer   43    1998
  Christina T. Sydor      Secretary                                50    1998

     Mr. Amodeo has been a Director of SBAM and SSB since December 1998. From January 1996 to December 1998, he was a Vice President of SBAM and SSB. Mr. Amodeo joined SSB in October 1988. Mr. Schott has also served as Senior Vice President of PIMCO Advisors since January 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone also serves as a Managing Director of SSB since 1990. He is Director and Senior Vice President of SSB Citi and Travelers Investment Adviser, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor joined SSB in 1986 and is currently a Managing Director of SSB. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and also is Secretary of the investment companies sponsored by SSB.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Barber, Roett, Gelb and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 2000. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2001, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2000.


     During the fiscal year ended December 31, 2000, the Fund's Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2000. Each of the directors listed below is a member of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2000 by the Fund to Messrs. McLendon and Treadway, who are "interested persons," as defined in the 1940 Act.




                                                                              TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                                 AGGREGATE COMPENSATION FROM THE FUND FOR        ADVISED BY SBAM AND ITS AFFILIATES FOR
      NAME OF DIRECTORS                 FISCAL YEAR ENDED 12/31/00                    CALENDAR YEAR ENDED 12/31/00
-----------------------------   ------------------------------------------   ---------------------------------------------
                                                                                            DIRECTORSHIPS(A)
Charles F. Barber ...........                     $8,500                                    $    136,359(13)**
Dr. Riordan Roett ...........                     $8,500                                    $     82,900(10)
Leslie H. Gelb ..............                     $5,300                                    $     44,600(6)
Jeswald W. Salacuse .........                     $5,300                                    $     77,900(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

** In addition, Mr. Barber received $14,125 in deferred compensation from six investment companies advised by an affiliate of SBAM.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Stock, PIMCO Advisors and SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 2000.

REQUIRED VOTE

     The election of Dr. Roett as a Director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at the meeting with a quorum present. The election of Messrs. Treadway, Gelb and Salacuse as Directors requires a plurality of votes cast by the holders of shares of Common Stock and Preferred Stock voting as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2000 were $38,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO and entities controlled by or affiliated with SBAM and PIMCO that provide services to the Fund for the fiscal year ended December 31, 2000 were $0. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, PIMCO and entities controlled by or affiliated with SBAM and PIMCO that provide services to the Fund for the fiscal year ended December 31, 2000 were $3,860,800. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2001. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Partners Fund Inc., 7 World Trade Center, New York, New York 10048) during the period from January 11, 2002 to February 11, 2002.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2000 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March 1, 2001

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Fund's accounting and financial reporting principles and policies and audit controls and procedures;

     2. in its oversight of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4. in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

     The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry our its purposes, the Audit Committee shall have the following duties and powers:

   1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

   2. to review the fees charged by the outside auditors for audit and non-audit services;

   3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

   4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

   5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

   6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       o deficiencies noted in the audit in the design or operation of internal controls;

       o consideration of fraud in a financial statement audit;

       o detection of illegal acts;

       o the outside auditors' responsibility under generally accepted auditing standards;

       o significant accounting policies;

       o management judgments and accounting estimates;

       o adjustments arising from the audit;

       o the responsibility of the outside auditors for other information in documents containing audited financial statements;

       o disagreements with management;

       o consultation by management with other accountants;

       o major issues discussed with management prior to retention of the outside auditors;

       o difficulties encountered with management in performing the audit;

       o the outside auditors' judgments about the quality of the entity's accounting principles; and

       o reviews of interim financial information conducted by the outside auditors; and

   7. with respect to reporting and recommendations, to discuss with the Fund's General Counsel any significant legal matters may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries received from governmental agencies;

   8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

   9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

   10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

COMMON STOCK              MUNICIPAL PARTNERS FUND INC.              COMMON STOCK


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2001



The undersigned hereby appoints Heath B. McLendon, Stephen J. Treadway and Robert A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Common Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, Downtown Conference Center, New York, New York on Thursday, April 12, 2001, at 3:30 p.m., Eastern time, and at any adjournments thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


------------------------------
 MUNICIPAL PARTNERS FUND INC.
------------------------------
         COMMON STOCK



CONTROL NUMBER:



      THE BOARD OF DIRECTORS RECOMMENDS
             A VOTE "FOR" ITEM 1.
                                            For the         With-       For All
                                           Nominees         hold         Except
                                             [ ]             [ ]           [ ]
1. Election of Directors.
        (01) Stephen J. Treadway
        (02) Jeswald W. Salacuse
        (03) Leslie H. Gelb

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



   The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


   Mark box at right if you plan to attend the meeting.            [ ]


   Mark box at right if an address change or comment has been
   noted on the reverse side of this card.                         [ ]

Please be sure to sign and date this Proxy.

                                                 Date
                                                      --------------


--------------------------------------------------------------------
Stockholder sign here                Co-owner sign here


RECORD DATE SHARES:

PREFERRED STOCK           MUNICIPAL PARTNERS FUND INC.           PREFERRED STOCK


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2001



The undersigned hereby appoints Heath B. McLendon, Stephen J. Treadway and Robert A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive, and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, Downtown Conference Center on Thursday, April 12, 2001, at 3:30 p.m., Eastern time and at any adjournments thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


------------------------------
 MUNICIPAL PARTNERS FUND INC.
------------------------------
       PREFERRED STOCK



CONTROL NUMBER:



      THE BOARD OF DIRECTORS RECOMMENDS
             A VOTE "FOR" ITEM 1.
                                            For the         With-       For All
                                           Nominees         hold         Except
                                             [ ]             [ ]           [ ]
1. Election of Directors.
        (01) Riordan Roett
        (02) Stephen J. Treadway
        (03) Jeswald W. Salacuse
        (04) Leslie H. Gelb

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



   The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


   Mark box at right if you plan to attend the meeting.            [ ]


   Mark box at right if an address change or comment has been
   noted on the reverse side of this card.                         [ ]


Please be sure to sign and date this Proxy.

                                                 Date
                                                      --------------


--------------------------------------------------------------------
Stockholder sign here                Co-owner sign here


RECORD DATE SHARES: